     As filed with the Securities and Exchange Commission on August 13, 2007
                                                  Registration No. 333-
================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    ---------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             NESS TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                DELAWARE                               98-0346908
    (State or Other Jurisdiction of                 (I.R.S. Employer
     Incorporation or Organization)                Identification No.)

            NESS TOWER, ATIDIM HIGH-TECH INDUSTRIAL PARK, BUILDING 4
                             TEL AVIV, ISRAEL 61580
               (Address of principal executive offices) (zip code)

                  -------------------------------------------

                             2007 STOCK OPTION PLAN
                              (Full Title of Plan)

                  -------------------------------------------

                                ISSACHAR GERLITZ
                       PRESIDENT & CHIEF EXECUTIVE OFFICER
            NESS TOWER, ATIDIM HIGH-TECH INDUSTRIAL PARK, BUILDING 4
                             TEL AVIV, ISRAEL 61580
                     (Name and Address of Agent for Service)

                                972 (3) 766-6800
          (Telephone Number, Including Area Code, of Agent For Service)

                                    COPY TO:
                              STEVEN WOLOSKY, ESQ.
                 OLSHAN GRUNDMAN FROME ROSENZWEIG & WOLOSKY LLP
                                PARK AVENUE TOWER
                               65 EAST 55TH STREET
                            NEW YORK, NEW YORK 10022
                                 (212) 451-2300

                         CALCULATION OF REGISTRATION FEE
===============================================================================================
                                                                Proposed
       Title of                                                  Maximum
     Each Class of            Amount       Proposed Maximum     Aggregate        Amount of
      Securities              To Be         Offering Price      Offering        Registration
   To Be Registered       Registered(1)       Per Share           Price             Fee
-----------------------------------------------------------------------------------------------
Common stock, $.01 par    2,650,000 shares    $10.21(2)       $27,056,500         $830.635
value per share
-----------------------------------------------------------------------------------------------
Common stock, $.01 par      350,000 shares     13.00(3)         4,550,000          139.685
value per share
-----------------------------------------------------------------------------------------------
                  Total                                       $31,606,500         $970.32
-----------------------------------------------------------------------------------------------

(1)   Pursuant to Rule 416 of the Securities Act of 1933, as amended (the
      "Securities Act"), this registration statement also registers such indeterminate number of additional shares of common stock that may be offered pursuant to the anti-dilution provisions set forth in the 2007
      Stock Option Plan (the "Plan").
(2)   Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h)(1) under the Securities Act on the basis of the average of the high and low prices reported for the shares of common stock of the Registrant on the Nasdaq Global Market on August 7, 2007.
(3)   Pursuant to Rule 457(h)(1) under the Securities Act, calculated on the basis of the weighted average exercise price of outstanding options to purchase common shares under the Plan.

                                EXPLANATORY NOTE

Ness Technologies, Inc. has prepared this registration statement in accordance with the requirements of Form S-8 under the Securities Act of 1933, to register
3,000,000 shares of our common stock, $0.01 par value per share, issuable under our 2007 Stock Option Plan, which we refer to as the "Plan."

                                     PART I

             INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

We will provide documents containing the information specified in Part 1 of Form
S-8 to employees as specified by Rule 428(b)(1) under the Securities Act.
Pursuant to the instructions to Form S-8, the Company is not required to file these documents either as part of this registration statement or as prospectuses or prospectus supplements pursuant to Rule 424 under the Securities Act.

                                       1

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

The following documents filed by us with the Securities and Exchange Commission
(the "SEC") are incorporated by reference in this prospectus:

1.    Our Annual Report on Form 10-K for the fiscal year ended December 31,
      2006;
2.    Our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31,
      2007;
3.    Our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30,
      2007;
4.    Our Current Report on Form 8-K filed on January 17, 2007;
5.    Our Current Report on Form 8-K filed on February 15, 2007 (Item 5.02 only);
6.    Our Current Report on Form 8-K filed on March 1, 2007;
7.    Our 2nd Current Report on Form 8-K filed on May 2, 2007;
8.    Our Current Report on Form 8-K filed on May 30, 2007;
9.    Our Current Report on Form 8-K filed on June 18, 2007; and
10.   The description of our common stock contained in our Registration
      Statement on Form 8-A, filed on September 23, 2004 pursuant to Section
      12(g) of the Securities Exchange Act of 1934, as amended.

All documents subsequently filed with the SEC by us pursuant to Sections 13(a),
13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the respective dates of filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof or of the related prospectus to the extent that a statement contained herein or in any other subsequently filed document which is also incorporated or deemed to be incorporated herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

You may request a copy of these filings, excluding the exhibits to such filings which we have not specifically incorporated by reference in such filings, at no cost, by writing or telephoning us at the following address:

                             Ness Technologies, Inc.
                                   Ness Tower,
                        Atidim High-Tech Industrial Park,
                                   Building 4
                             Tel Aviv, Israel 61580
                             Tel: +972 (3) 766-6800
                         Attention: Corporate Secretary

ITEM 4.  DESCRIPTION OF SECURITIES.

Not applicable.

ITEM 5.  INTEREST OF NAMED EXPERTS AND COUNSEL.

Not applicable.

ITEM 6.  INDEMNIFICATION OF OFFICERS AND DIRECTORS.

The Certificate of Incorporation of the Registrant provides that we shall indemnify to the fullest extent permitted by Delaware General Corporation Law, or the DGCL, any person whom it may indemnify thereunder, including the

                                      II-1

directors, officers, employees and agents of the Registrant. In addition, the
Registrant's Certificate of Incorporation eliminates, to the extent permitted by the DGCL, personal liability of directors to the Registrant and its stockholders for monetary damages for breach of fiduciary duty.

The Company's authority to indemnify its directors and officers is governed by the provisions of Section 145 of the DGCL, as follows:

      (a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys'
fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

      (b) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

      (c) To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

      (d) Any indemnification under subsections (a) and (b) of this section
(unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4)
by the stockholders.

      (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses
(including attorneys' fees) incurred by former directors and officers or other

                                      II-2

employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

      (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

      (g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

      (h) For purposes of this section, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation
(including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

      (i) For purposes of this section, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and
references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this section.

      (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

      (k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation's obligation to advance expenses (including attorneys'
fees).

The Registrant has entered into Indemnification Agreements with each of its directors and certain executive officers, whereby it has agreed to indemnify, to the fullest extent permitted by applicable law, each such director and officer from and against any and all expenses (including attorneys' fees), judgments, fines, penalties, excise taxes and amounts paid in settlement or incurred by such director or officer for or as a result of action taken or not taken while such director or officer was acting in his capacity as the director or executive officer of the Registrant or its affiliates.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

Not Applicable.

                                      II-3

ITEM 8.  EXHIBITS.

          * 4.1   Ness Technologies, Inc. 2007 Stock Option Plan.

            4.2   Form of Stock Option Agreement for Israeli recipients.

            4.3   Form of Stock Option Agreement for non-Israeli recipients.

              5   Opinion of Olshan Grundman Frome Rosenzweig & Wolosky LLP.

          23(a)   Consent of Kost Forer Gabbay & Kasierer, a member of Ernst &
                  Young Global.

          23(b)   Consent of Olshan Grundman Frome Rosenzweig & Wolosky LLP
                  (included in Exhibit 5).

             24   Powers of Attorney (included on the signature page to this
                  Registration Statement).

------------
*  Incorporated by reference to the Registrant's Current Report on Form 8-K filed with the Commission on June 18, 2007.

ITEM 9.  UNDERTAKINGS.

(a) The undersigned registrant hereby undertakes:

      (1)   To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

            (i)   to include any prospectus required by Section 10(a)(3) of the
                  Securities Act of 1933;

            (ii)  to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.
                  Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered)
                  and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of
                  prospectus filed with the Commission pursuant to Rule 424(b)
                  if, in the aggregate, the changes in volume and price
                  represent no more than 20 percent change in the maximum
                  aggregate offering price set forth in the "Calculation of
                  Registration Fee" table in the effective registration
                  statement; and

            (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

      PROVIDED, HOWEVER, that:

                  (A) Paragraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the registration statement is on Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.
78m or 78o(d)) that are incorporated by reference in the registration statement;
and

      (2)   That, for the purpose of determining any liability under the
            Securities Act of 1933, each such post-effective amendment shall be

                                      II-4

            deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

      (3)   To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

       (5)  That, for the purpose of determining liability under the Securities
            Act of 1933 to any purchaser:

            (i)   If the registrant is relying on Rule 430B:

                  (A) Each prospectus filed by the registrant pursuant to Rule
424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

                  (B) Each prospectus required to be filed pursuant to Rule
424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on
Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or
(x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule
430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof. PROVIDED,
HOWEVER, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

            (ii)  If the registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration
                  statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. PROVIDED, HOWEVER, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the
                  registration statement or prospectus that is part of the
                  registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

            (2) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

            (i)   Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed
                  pursuant to Rule 424;

            (ii)  Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or
                  referred to by the undersigned registrant;

                                      II-5

            (iii) The portion of any other free writing prospectus relating to the offering containing material information about the
                  undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

            (iv)  Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the
Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the
Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

      (l) Insofar as indemnification for liabilities arising under the
Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and
Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                      II-6

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tel Aviv, State of Israel on the 13th day of August,
2007.

                                       NESS TECHNOLOGIES, INC.

                                       By: /s/ Issachar Gerlitz
                                           -------------------------------------
                                           Issachar Gerlitz
                                           President and Chief Executive Officer

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Issachar Gerlitz and Ofer Segev his true and lawful attorney-in-fact, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments to this registration statement, and any related registration statement filed pursuant to Rule 462(b) of the Act and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes, each acting along, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

           SIGNATURE                                       TITLE                                 DATE
---------------------------------    --------------------------------------------------    ------------------

/s/ Aharon Fogel                     Chairman of the Board                                 August 13, 2007
---------------------------------
Aharon Fogel

/s/ Issachar Gerlitz                 Director, President and Chief Executive Officer       August 13, 2007
---------------------------------    (principal executive officer)
Issachar Gerlitz

/s/ Ofer Segev                       Executive Vice President and Chief Financial          August 13, 2007
---------------------------------    Officer
Ofer Segev                           (principal financial and accounting officer)

/s/ Dr. Satyam C. Cherukuri          Director                                              August 13, 2007
---------------------------------
Dr. Satyam C. Cherukuri

/s/ Dr. Henry Kressel                Director                                              August 13, 2007
---------------------------------
Dr. Henry Kressel

/s/ Dr. Kenneth A. Pickar            Director                                              August 13, 2007
---------------------------------
Dr. Kenneth A. Pickar

/s/ Dan S. Suesskind                 Director                                              August 13, 2007
---------------------------------
Dan S. Suesskind

/s/ Morris Wolfson                   Director                                              August 13, 2007
---------------------------------
Morris Wolfson

                                      II-7

                                  EXHIBIT INDEX

          * 4.1   Ness Technologies, Inc. 2007 Stock Option Plan.

            4.2   Form of Stock Option Agreement for Israeli recipients.

            4.3   Form of Stock Option Agreement for non-Israeli recipients

              5   Opinion of Olshan Grundman Frome Rosenzweig & Wolosky LLP.

          23(a)   Consent of Kost Forer Gabbay & Kasierer, a member of Ernst &
                  Young Global.

          23(b)   Consent of Olshan Grundman Frome Rosenzweig & Wolosky LLP
                  (included in Exhibit 5).

             24   Powers of Attorney (included on the signature page to this
                  Registration Statement).

------------
*  Incorporated by reference to the Registrant's Current Report on Form 8-K filed with the Commission on June 18, 2007.

                                      II-8